UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 19, 2004

Date of Report (Date of Earliest Event Reported)

MAC-GRAY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13495	04-3361982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22 Water Street Cambridge, MA 02141
(Address of principal executive offices)

(617) 492-4040
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition

On February 19, 2004, Mac-Gray Corporation issued a press release announcing fourth-quarter and year-end earnings results.  The press release includes a discussion of certain of the Company’s historical financial results.  A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2004	MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Index Number	Description of Document
99	Press release dated February 19, 2004